                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 24, 1996



                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
               (Exact name of Registrant as specified in charter)


       MARYLAND                33-99994                        13-3726306
       (State of          (Commission File No.)               (IRS Employer
     organization)                                          Identification No.)



                         50 Rockefeller Plaza, 2nd Floor
                            New York, New York 10020
                    (Address of principal executive offices)


                                 (212) 492-1100
                         (Registrant's telephone number)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

DESCRIPTION OF PROPERTY LEASED TO SPECTRIAN CORPORATION

      General

            On November 19, 1996, Corporate Property Associates 12 Incorporated (the "Company"), through a subsidiary (the "Spectrian Subsidiary"), purchased from Spectrian Corporation ("Spectrian") office, research and development and manufacturing facilities (the "Spectrian Facilities") consisting of two buildings containing approximately 141,787 square feet of space, located on two separate parcels of land totaling approximately 9.3 acres in Santa Clara County, California. The Spectrian Facilities are suitable and adequate for the uses for which they are intended. The cost of the Spectrian Facilities will be depreciated for tax purposes over a 40-year period on a straight-line basis.

            Concurrently with the acquisition of the Spectrian Facilities by the Spectrian Subsidiary, the Spectrian Subsidiary entered into a net lease (the "Spectrian Lease") with Spectrian for the Spectrian Facilities. Material terms of the Spectrian Lease are described below.


PURCHASE TERMS

            The cost to the Company of acquiring the Spectrian Facilities, including the Acquisition Fee payable to an Affiliate of the Advisor, was $17,643,979, an amount less than the leased fee Appraised Value of the Spectrian Facilities. An Acquisition Fee of $441,099 was paid to W.P. Carey & Co., an Affiliate of the Advisor. W.P. Carey & Co. will receive a Subordinated Acquisition Fee of $352,879, payable over an eight year period, but only if the Company satisfies the Preferred Return.


DESCRIPTION OF THE LEASE

      General

            The Spectrian Lease is absolutely net and bondable and in normal financeable form. Spectrian will pay maintenance, insurance, taxes and all other expenses associated with the operation and maintenance of the Spectrian Facilities, except for the Spectrian Subsidiary's debt service and income taxes. In the opinion of management of the Company, the Spectrian Facilities are adequately covered by insurance.

      Term

            The initial term of the Spectrian Lease (the "Initial Term") is 15 years, followed by three five-year renewal terms at the option of Spectrian (each, an "Extended Term").

      Rent

            The initial annual rent ("Basic Rent") under the Spectrian Lease is $1,925,000, payable quarterly in advance in equal installments of $481,250. Additionally, the Spectrian Lease provides that at the end of the third year of the Initial Term and at the end of each additional third year of the Initial Term and each Extended Term thereafter, the annual rent for each of the following three years of the such will be adjusted by a formula that would increase the annual rent by 75% of the cumulative increase in the Consumer Price Index over the immediately preceding three years, but such increase shall not exceed 4.5% for any one year during such three-year period.

      Right of First Refusal

            The Spectrian Lease provides Spectrian with a right of first refusal to purchase the Spectrian Facilities. In the event the leased premises are contracted for sale by the Company to a third party, the Company shall give written notice to Spectrian of such sale. Spectrian has the option to elect to purchase the Spectrian Facilities for the period of 15 days following receipt of such notice, at a price equal to the contract price agreed to between the Company and the third party. Spectrian may exercise this right upon each proposed sale of the Spectrian Facilities within the first ten years of the Spectrian Lease and may exercise this right only once after the tenth year of the Spectrian Lease.


DESCRIPTION OF FINANCING

            The Company is seeking mortgage financing for the Spectrian Facilities, but has not yet obtained a commitment with respect to any such mortgage financing. There can be no assurance that the Company will obtain such mortgage financing.


DESCRIPTION OF SPECTRIAN

            Spectrian is a leading independent supplier of highly linear amplifiers to wireless communication infrastructure equipment manufacturers. Spectrian's amplifiers increase the linearity and power of radio frequency signals, and are critical components for enabling low distortion transmission of signals within wireless communications networks. Spectrian's amplifiers improve spectrum efficiency, allow lower capital costs per subscriber, enhance the quality and reliability of service and help service providers achieve rapid and large scale deployment of infrastructure equipment.

            Financial statements of Spectrian are on file with the Securities and Exchange Commission. The following is a summary of selected financial information for Spectrian over the last three years:



                   CONSOLIDATED STATEMENT OF OPERATIONS DATA

                                                     YEAR ENDED MARCH 31,
                                       -----------------------------------------------
                                           1994              1995             1996
                                       ------------      ------------     ------------
Results of Operations Data:

Gross Revenues                         $ 37,859,000      $ 62,478,000     $ 72,113,000

Costs and Expenses                       37,741,000        57,226,000       67,353,000

Income (loss) from                         (549,000)        5,473,000        5,480,000
operations

Net income (loss)                      $   (549,000)     $  5,473,000     $  5,480,000

                         CONSOLIDATED BALANCE SHEET DATA


                                            AS OF MARCH 31,
                            -----------------------------------------------
                               1994               1995             1996
                            ------------      ------------     ------------
Balance Sheet Data:

Cash and cash
equivalents                 $  3,125,000      $  8,420,000     $  1,116,000

Net accounts receivable
                               8,587,000        10,620,000       11,980,000

Inventories
                               3,546,000         4,785,000        7,229,000

Total assets
                              20,965,000        45,070,000       55,922,000

Total indebtedness
                              11,200,000         8,014,000       11,084,000

Common stock
                                     940            50,027           51,956

Stockholders' equity         (14,840,000)       37,056,000       44,838,000


DESCRIPTION OF PROPERTY LEASED TO KNOGO NORTH AMERICA INC.

      General

            On December 24, 1996, the Company, through a subsidiary (the "Knogo Subsidiary"), purchased from Knogo North America Inc. ("Knogo") an office and warehouse facility (the "Knogo Facility") consisting of one building containing approximately 49,381 square feet of space located a parcel of land totaling approximately eight acres in Suffolk County, New York. The Knogo Facility is suitable and adequate for the use for which it is intended. The costs of the Knogo Facility will be depreciated for tax purposes over a 40-year period on a straight-line basis.

            Concurrently with the acquisition of the Knogo Facility by the Knogo Subsidiary, the Knogo Subsidiary entered into a net lease (the "Knogo Lease") with Knogo for the Knogo Facility. Material terms of the Knogo Lease are described below.


PURCHASE TERMS

            The cost to the Company of acquiring the Knogo Facility, including the Acquisition Fee payable to an Affiliate of the Advisor, was $4,925,000, an amount less than the leased fee Appraised Value of the Knogo Facility. An Acquisition Fee of $123,125 was paid to W. P. Carey & Co., an Affiliate of the Advisor. W.P Carey & Co. will receive a Subordinated Acquisition Fee of $100,000, payable over an eight year period, but only if the Company satisfies the Preferred Return.

DESCRIPTION OF THE LEASE

      General

            The Knogo Lease is absolutely net and bondable and in normal financeable form. Knogo will pay maintenance, insurance, taxes and all other expenses associated with the operation and maintenance of the Knogo Facility, except for the Knogo Subsidiary's debt service and income taxes. In the opinion of management of the Company, the Knogo Facility is adequately covered by insurance.

      Term

            The initial term of the Knogo Lease (the "Initial Term") is 20 years, followed by one four-year renewal term at the option of Knogo (the "Extended Term").

      Rent

            The initial annual rent ("Basic Rent") under the Knogo Lease is $524,000, payable quarterly in advance, in equal installments of $131,000. Additionally, the Knogo Lease provides that at the end of the third year of the Initial Term and at the end of each additional third year of the Initial Term thereafter, and the end of the first year of the Extended Term, the annual rent for each of the following three years of such term will be adjusted by a formula that would increase the annual rent by 75% of the cumulative increase in the Consumer Price Index over the immediately preceding three years.


DESCRIPTION OF FINANCING

            The Company is seeking mortgage financing for the Knogo Facility, but has not yet obtained a commitment with respect to any such mortgage financing. There can be no assurance that the Company will obtain such mortgage financing.


DESCRIPTION OF KNOGO

            Knogo is engaged in the design, manufacture, sale, installation and servicing of a complete line of electronic article surveillance equipment.

            Financial statements of Knogo are on file with the Securities and Exchange Commission. The following is a summary of selected financial information for Knogo over the last three years:


                    CONSOLIDATED STATEMENT OF OPERATIONS DATA


                                                         TEN MONTHS
                                         YEAR ENDED         ENDED          YEAR ENDED
                                        FEBRUARY 28,     DECEMBER 31,     DECEMBER 31,
                                            1994             1994             1995
                                        ------------     ------------     ------------
Results of Operations Data:

Gross revenues                          $ 29,618,000     $ 20,681,000     $ 29,404,000

Costs and Expenses                        28,856,000       23,539,000       27,463,000

Net income (loss)                       $    123,000     $ (2,833,000)    $  1,731,000


                         CONSOLIDATED BALANCE SHEET DATA


                                                  AS OF
                                       ---------------------------
                                       FEBRUARY 28,    DECEMBER 31,    DECEMBER 31,
                                          1994            1994            1995
                                       -----------     -----------     -----------
Balance Sheet Data:

Cash and cash
equivalents                            $ 4,331,000     $ 1,258,000     $   409,000

Net accounts receivable
                                         5,159,000       4,742,000       9,599,000

Inventories
                                         8,553,000       6,335,000       5,954,000

Total assets
                                        34,583,000      26,522,000      29,338,000

Total indebtedness
                                         7,528,000       5,634,000       6,669,000

Common stock
                                            54,000          56,000          57,000

Stockholders' equity
                                        27,055,000      20,888,000      22,669,000


DESCRIPTION OF PROPERTY LEASED TO GARDEN RIDGE, L.P.

      General

            On December 16, 1996, the Company, through a subsidiary (the "Garden Ridge Subsidiary"), purchased from Butler Real Estate Inc. ("Butler") a retail sales facility (the "Garden Ridge Facility") consisting of a building containing approximately 142,000 square feet of space located on approximately 12.83 acres of land in Tulsa County, Oklahoma. The Garden Ridge Facility is suitable and adequate for the use for which it is intended. The costs of the Garden Ridge Facility will be depreciated for tax purposes over a 40-year period on a straight-line basis.

            Prior to the acquisition of the Garden Ridge Facility by the Garden Ridge Subsidiary, Butler entered into a net lease, an assignment of leases and a rent commencement date and amendment to lease agreement (the "Garden Ridge Lease and Amendments") with Garden Ridge for the Garden Ridge Facility. On December 12, 1996, Garden Ridge entered into an Amendment to Lease with the Garden Ridge Subsidiary evidencing the assignment of Butler's rights as Landlord under a net lease to the Garden Ridge Subsidiary. Material terms of the Garden Ridge Lease and Amendments are described below.


PURCHASE TERMS

            The cost to the Company of acquiring the Garden Ridge Facility, including the Acquisition Fee payable to an Affiliate of the Advisor, was $8,062,295, an amount less than the leased fee Appraised Value of the Garden Ridge Facility. An Acquisition Fee of approximately $213,830 was paid to W. P. Carey & Co., an Affiliate of the Advisor. W.P Carey & Co. will receive a Subordinated Acquisition Fee of approximately $161,170, payable over an eight year period, but only if the Company satisfies the Preferred Return.


DESCRIPTION OF THE LEASE

      General

            The Garden Ridge Lease is absolutely net and bondable and in normal financeable form. Garden Ridge will pay maintenance, insurance, taxes and all other expenses associated with the operation and maintenance of the Garden Ridge Facility, except for the Garden Ridge Subsidiary's debt service and income taxes. In the opinion of management of the Company, the Garden Ridge Facility is adequately covered by insurance.


      Term

            The initial term of the Garden Ridge Lease (the "Initial Term"), which commenced on October 11, 1995, is 20 years, followed by four five-year renewal terms at the option of Garden Ridge (each, an "Extended Term").

      Rent

            The annual rent ("Basic Rent") for the first five years of the Initial Term under the Garden Ridge Lease is $854,164, payable in equal monthly installments of $71,180.33. Additionally, the Garden Ridge Lease provides that at the end of the fifth year of the Initial Term and at the end of each additional fifth year of the Initial Term and each Extended Term thereafter, the annual rent for each of the succeeding five years of the term will be adjusted by a formula that would increase the annual rent the lesser of (a) 110% of the annual Basic Rent for the immediately preceding lease year and (b) the Consumer Price Index ("CPI") adjusted rent which is an amount equal to the product of one month's Basic Rent times one plus a fraction, the numerator which is 20 times the difference between the CPI most recently published at the time of calculation minus the CPI as published at the time Garden Ridge commenced payment of Basic Rent ("Base CPI"), and the denominator which shall be the Base CPI.


DESCRIPTION OF  FINANCING

            The Company has obtained a non-recourse mortgage loan for the Garden Ridge Facility in the amount of $4,600,000 from GMAC Commercial Mortgage Corporation ("GMAC"). The GMAC financing, which closed on December 27, 1996, has a term of ten years, a fixed interest rate of 8.72% and will require monthly payments of interest and principal of $37,724.89 based upon a 30 year amortization schedule, commencing on February 1, 1997. The GMAC financing may not be prepaid in whole or in part before December 31, 2000. Commencing January 1, 2001 and continuing through and including June 20, 2006, the GMAC financing may be prepaid upon not less than 45 and not more than 90 days prior written notice by the Company.


DESCRIPTION OF GARDEN RIDGE

            Garden Ridge is an arts and crafts specialty retailer.

            Financial statements of Garden Ridge are on file with the Securities and Exchange Commission. The following is a summary of selected financial information for Garden Ridge over the last three years:

                    CONSOLIDATED STATEMENT OF OPERATIONS DATA

                                       YEAR ENDED
                                ---------------------------
                                JANUARY 30,     JANUARY 29,     JANUARY 28
                                   1994            1995            1996
                                -----------     -----------     -----------
Results of Operations Data:

Gross revenues                  $24,025,000     $38,064,000     $55,759,000

Operating expenses               19,393,000      30,071,000      44,482,000

Income(loss) from                 4,632,000       7,993,000      11,277,000
operations

Net income (loss)               $ 2,057,000     $ 3,590,000     $ 6,725,000


                         CONSOLIDATED BALANCE SHEET DATA


                                    AS OF
                         -----------------------------
                          JANUARY 29,     JANUARY 28,        JULY 28,
                             1995             1996             1996
                         ------------     ------------     ------------
                                                            (UNAUDITED)
Balance Sheet Data:

Cash and cash
equivalents              $    117,000     $  7,544,000     $ 33,786,000

Accounts receivable
                              330,000          906,000        2,756,000

Inventories
                           16,566,000       27,850,000       46,854,000

Total assets
                           43,992,000       73,326,000      127,946,000

Total indebtedness
                           28,725,000       17,795,000       21,001,000

Common stock
                               47,000           79,000           91,000

Stockholders' equity        7,922,000       55,531,000      106,945,000

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


(b)  PRO FORMA FINANCIAL INFORMATION

         Pro Forma Annualized Statement of Taxable Operations and Cash Generated (Unaudited).

         CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                        PRO FORMA ADJUSTMENTS
                                       ---------------------------------------------------------------------------------------
                                                          ELEC            GARDEN
                                                      MODIFICATION         RIDGE        SPECTRIAN       KNOGO
                                        HISTORICAL         (G)              (N)            (M)           (O)       PRO FORMA
                                       ------------  ---------------  ---------------  ------------  -----------  ------------
ASSETS:
Land and buildings.................... $ 54,724,975    $ 9,000,000      $ 8,062,295    $ 17,643,979  $ 4,925,000  $ 94,356,249
Accumulated depreciation..............   (1,004,023)                                                                (1,004,023)
                                       ------------    -----------      -----------    ------------  -----------  ------------
Real estate accounted for under the
  operating method....................   53,720,952      9,000,000        8,062,295      17,643,979    4,925,000    93,352,226
Net investment in direct
  financing leases....................   40,818,616                                                                 40,818,616
Equity investments....................   16,134,096                                                                 16,134,096
Cash and cash equivalents.............   53,433,377     (4,000,000)      (3,301,125)    (17,291,099)  (4,825,000)   24,016,153
Accrued rents and interest received...      348,921                                                                    348,921
Other assets..........................    2,522,677                                                                  2,522,677
                                       ------------    -----------      -----------    ------------  -----------  ------------
         Total assets................. $166,978,639    $ 5,000,000      $ 4,761,170    $    352,880  $   100,000  $177,192,689
                                       ============    ===========      ===========    ============  ===========  ============

LIABILITIES:
Limited recourse mortgage
  notes payable....................... $ 42,340,683    $ 5,000,000      $ 4,600,000                               $ 51,940,683
Accrued interest payable..............      434,363                                                                    434,363
Accrued expenses and
  accounts payable....................      222,921                                                                    222,921
Accounts payable to affiliates........    2,635,904                                                                  2,635,904
Deferred acquisition fees
  payable to affiliates...............    2,800,048                         161,170    $    352,880  $   100,000     3,414,098
Prepaid rental income and
  security deposits...................    2,344,705                                                                  2,344,705
Dividends payable.....................    1,818,988                                                                  1,818,988
                                       ------------    -----------      -----------    ------------  -----------  ------------
         Total liabilities............   52,597,612      5,000,000        4,761,170         352,880      100,000    62,811,662
                                       ------------    -----------      -----------    ------------  -----------  ------------

SHAREHOLDERS' EQUITY:
Common stock..........................       13,113                                                                     13,113
Additional paid-in capital............  116,849,762                                                                116,849,762
Distributions in excess of accumulated
  earnings............................   (2,378,140)                                                                (2,378,140)
                                       ------------                                                               ------------
                                        114,484,735                                                                114,484,735
Less: treasury stock..................     (103,708)                                                                  (103,708)
                                       ------------                                                               ------------
         Total shareholders' equity...  114,861,027                                                                114,381,027
                                       ------------    -----------      -----------    ------------  -----------  ------------
         Total liabilities and
           shareholders' equity....... $166,978,639    $ 5,000,000      $ 4,761,170    $    352,880  $   100,000  $177,192,689
                                       ============    ===========      ===========    ============  ===========  ============

         CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                PRO FORMA ADJUSTMENTS
                      ---------------------------------------------------------------------------------------------------------
                                  DEL MONTE    ETEC       APBI       RSI      TELOS    LANXIDE    SFC#2    CELADON   SPECTRIAN
                      HISTORICAL     (J)       (G)        (B)        (A)       (D)       (E)       (K)       (L)        (M)
                      ----------  ---------  --------  ----------  --------  --------  --------  --------  --------  ----------
Revenue:
Rental income from
  operating leases... $3,206,775  $643,125   $596,162                                            $391,524  $501,667  $1,443,750
Interest income
  from direct
  financing leases... 3,239,934                                    $174,099  $280,064  $259,914
Other interest
  income............. 1,240,126
                      ----------  --------   --------    -------   --------  --------  --------  --------  --------  ----------
                      7,686,835    643,125    596,162         --    174,099   280,064  259,914    391,524  501,667   1,443,750
                      ----------  --------   --------    -------   --------  --------  --------  --------  --------  ----------
Expenses:
Interest expenses.... 2,521,907    298,612    142,296     39,363      3,649   133,879   93,114
Depreciation.........   613,716     98,682    127,602                                              64,171   94,214     226,373
General and
  administrative
  expenses........... 1,167,689
Property expenses....   908,172
Amortization.........    23,337
                      ----------  --------   --------    -------   --------  --------  --------  --------  --------  ----------
                      5,234,821    397,294    269,898     39,363      3,649   133,879   93,114     64,171   94,214     226,373
                      ----------  --------   --------    -------   --------  --------  --------  --------  --------  ----------
Income before income
  from equity
  investments........ 2,452,014    245,831    326,264    (39,363)   170,450   146,185  166,800    327,353  407,453   1,217,377
Income from equity
  investments........ 1,526,879
                      ----------  --------   --------    -------   --------  --------  --------  --------  --------  ----------
Net income........... $3,978,893  $245,831   $326,264  ($ 39,363)  $170,450  $146,185  $166,800  $327,353  $407,453  $1,217,377
                      ==========  ========   ========    =======   ========  ========  ========  ========  ========  ==========


                        GARDEN
                        RIDGE     KNOGO       OTHER         PRO
                         (N)       (O)         (P)         FORMA
                       --------  --------  -----------   ----------
Revenue:
Rental income from
  operating leases...  $746,823  $393,000                $7,922,826
Interest income
  from direct
  financing leases...                                     3,954,011
Other interest
  income.............                      $(1,240,126)          --
                       --------  --------  -----------     --------
                        746,823   393,000   (1,240,126)  11,876,837
                       --------  --------  -----------     --------
Expenses:
Interest expenses....   296,081                 53,209    3,582,110
Depreciation.........   135,104    62,278                 1,422,140
General and
  administrative
  expenses...........                                     1,167,689
Property expenses....                          416,811    1,324,983
Amortization.........                                        23,337
                       --------  --------  -----------     --------
                        431,185    62,278      470,020    7,520,259
                       --------  --------  -----------     --------
Income before income
  from equity
  investments........   315,638   330,722   (1,710,146)   4,356,578
Income from equity
  investments........                                     1,526,879
                       --------  --------  -----------     --------
Net income...........  $315,638  $330,722  $(1,710,146)  $5,883,457
                       ========  ========  ===========     ========

         CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                  PRO FORMA ADJUSTMENTS
                          -----------------------------------------------------------------------------------------------------
                                                                          NK                               UPPER
                                       WAL-MART      ETEC     SFC#1      LAWN       APBI     DEL MONTE      DECK        RSI
                          HISTORICAL      (F)        (G)       (H)       (I)        (B)         (J)         (C)         (A)
                          ----------   ---------   --------  --------  --------  ----------  ----------  ----------  ----------
Revenue:
Rental income from
 operating leases.......  $2,111,998   $ 43,743    $854,662  $293,737                        $1,286,250
Interest income
 from direct
 financing leases.......  1,221,026                                    $383,596  $1,128,400                          $1,180,000
Other interest income...    660,623
                          ---------    ----------  --------  --------  --------    --------   --------     --------    --------
                          3,993,647      43,743     854,662   293,737   383,596   1,128,400  1,286,250           --   1,180,000
                          ---------    ----------  --------  --------  --------    --------   --------     --------    --------
Expenses:
Interest expense........  1,260,189     148,636     180,269   105,503   159,353     613,019    621,162                  295,391
Depreciation............    390,307      10,429     192,252    43,366               240,743    267,121
General and
 administrative
 expense................    942,074
Property expenses.......    596,227
Amortization............     12,797
                          ---------    ----------  --------  --------  --------    --------   --------     --------    --------
                          3,201,594     159,065     372,521   148,869   159,353     853,762    888,283           --     295,391
                          ---------    ----------  --------  --------  --------    --------   --------     --------    --------
Income before income
 from equity
 investments............    792,053    (115,322)    482,141   144,868   224,243     274,638    397,967           --     884,609
Income from equity
 investments............  1,322,990                                                                      $  690,714
                          ---------    ----------  --------  --------  --------    --------   --------     --------    --------
Net Income..............  $2,115,043   $(115,322)  $482,141  $144,868  $224,243  $  274,638  $ 397,967   $  690,714  $  884,609
                          =========    ==========  ========  ========  ========    ========   ========     ========    ========


                                                                                     GARDEN
                            TELOS      LANXIDE     SFC#2     CELADON    SPECTRIAN    RIDGE     KNOGO        OTHER         PRO

                             (D)         (E)        (K)        (L)         (M)        (N)       (O)          (P)         FORMA

                          ----------  ----------  --------  ----------  ----------  --------  --------   -----------  -----------

Revenue:
Rental income from
 operating leases.......                          $694,000  $  700,000  $1,925,000  $995,764  $524,000                $ 9,429,154

Interest income
 from direct
 financing leases.......  $1,447,000  $1,030,000                                                                        6,390,022

Other interest income...                                                                                 $  (660,623)
                            --------    --------  --------    --------  ----------  --------  --------    ----------  -----------

                           1,447,000   1,030,000   694,000     700,000  1,925,000    995,764   524,000      (660,623)  15,819,176

                            --------    --------  --------    --------  ----------  --------  --------    ----------  -----------

Expenses:
Interest expense........     561,660     445,078                                     399,008                 132,812    4,922,080

Depreciation............                           118,474     133,010    301,830    180,139    83,037                  1,960,768

General and
 administrative
 expense................                                                                                                  942,074

Property expenses.......                                                                                   1,153,729    1,749,956

Amortization............                                                                                                   12,797

                            --------    --------  --------    --------  ----------  --------  --------    ----------  -----------

                             561,660     445,078   118,474     133,010    301,830    579,147    83,037     1,286,541    9,587,615

                            --------    --------  --------    --------  ----------  --------  --------    ----------  -----------

Income before income
 from equity
 investments............     885,340     584,922   575,526     566,990  1,623,170    416,617   440,963    (1,947,164)   6,231,561

Income from equity
 investments............                                                                                                2,013,704

                            --------    --------  --------    --------  ----------  --------  --------    ----------  -----------

Net Income..............  $  885,340  $  584,922  $575,526  $  566,990  $1,623,170  $416,617  $440,963   $(1,947,164) $ 8,245,265

                            ========    ========  ========    ========  ==========  ========  ========    ==========  ===========


         CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME
    AND AFTER TAX CASH FLOW FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)

Consolidated pro forma net income for the year ended December 31, 1995..............  $ 8,245,265
Depreciation on direct financing leases for tax purposes (Note Q)...................     (828,406)
Difference between interest accrued on direct financing leases and rental revenue
  recognized for tax purposes (Note R)..............................................     (236,259)
Adjustment to equity income from GAAP to tax basis (Note S).........................     (501,560)
                                                                                      -----------
       Pro forma taxable income.....................................................    6,679,040
Add:  Depreciation from direct financing and operating leases (Note T)..............    2,789,114
       Distributions from equity investments in excess of share of tax earnings
  (Note U)..........................................................................      338,435
Less: Principal paid (Note V).......................................................   (1,693,197)
                                                                                      -----------
       Pro forma after tax cash flow................................................  $ 8,113,392
                                                                                      ===========

1. BASIS OF PRESENTATION

     The pro forma consolidated financial statements of Corporate Property Associates 12 Incorporated and subsidiaries (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet of the Company at September 30, 1996 has been prepared as if the purchase of properties leased to Garden Ridge Corporation ("Garden Ridge"), Spectrian Corporation ("Spectrian") and Knogo North America, Inc. ("Knogo") and completion of expansion of the ETEC Systems, Inc. ("ETEC") property had been completed. The pro forma statements of income for the year ended December 31, 1995 and the nine-month period ended September 30, 1996 have been prepared as if the acquisition of the Properties and the related mortgage financing occurred on January 1, 1995. To the extent that certain properties had been acquired prior to January 1, 1995, lease revenues depreciation and interest expense are based on a historical basis.

     During 1994, the Company purchased general partnership interests in two general partnerships which lease properties to Gensia, Inc. ("Gensia") and Best Buy Co., Inc. ("Best Buy"), respectively, and an interest as a tenant-in-common in two properties leased to Big V. In 1995, the Company purchased properties leased to Wal-Mart Stores, Inc. ("Wal-Mart"), ETEC, Sports & Fitness ("Sports & Fitness" or "SFC"), NK Lawn and Garden & Co. ("NK Lawn and Garden"), Applied Bio Science Inc. ("APBI") and Del Monte Corporation ("Del Monte"). Since December 31, 1995 but prior to September 30, 1996, the Company purchased properties leased to Rheometric Scientific, Inc. ("Rheometric"), Telos Corporation ("Telos"), Lanxide Corporation ("Lanxide") a second Sports & Fitness, Celadon Group Inc. ("Celadon") and a 50% equity interest in a property leased to The Upper Deck Company ("Upper Deck") and completed construction of four properties for Del Monte Corporation ("Del Monte"). To the extent that any purchase of property was completed subsequent to December 31, 1994, the pro forma adjustment presented is intended to reflect an adjustment for the difference between what has been recorded in the historical consolidated statements of income relating to that property and what the effect would have been if the Company held its ownership interest and obtained related mortgage financing, where applicable as of January 1, 1995. In addition, adjustments have been presented to reflect the Company's asset management and performance fees expense and interest accrued on subordinated acquisition fee payable. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned acquisitions have been made. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company.

     The pro forma financial results are not necessarily indicative of the financial condition or the results of operations had the acquisitions occurred on January 1, 1995 or prior, nor are they necessarily indicative of the financial position or results of operations for future periods.

2. PRO FORMA ADJUSTMENTS

     A. The Rheometric lease provides for annual rent of $1,180,000. For the nine-month period ended September 30, 1996, pro forma rent is $885,000 of which $710,901 is included in the historical results of operations. Interest expense is based on a mortgage loan of $3,300,000, an interest rate of 9.625% per annum and monthly principal payments of $42,000. For the nine-month period ended September 30, 1996, pro forma interest expense is $189,709 of which $186,060 is included in the historical results of operations. As the Rheometric lease is classified as a direct financing lease, no depreciation expense has been presented.

     B. The APBI lease provides for annual rent of $1,302,000. Included in the historical results of operations for the year ended December 31, 1995 is $173,600 of rental income. Annual depreciation expense on the APBI property of $275,174 per year is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $11,006,940. Included in the historical results of operations for the year ended December 31, 1995 is $34,431 of depreciation expense. In January 1996, the Company obtained $7,500,000 of limited recourse financing collateralized by the APBI properties. The loan will bear interest at the rate of 8.25%, based on a twenty-year amortization schedule, with monthly debt service of $63,905. For the nine-month period ended September 30, 1996, pro forma interest expense is $451,173 of which $411,810 is included in historical results of operations.

     C. The Company has a 50% interest in a limited liability company (the "Upper Deck LLC") which leases land and buildings to The Upper Deck Company. The Company is accounting for this investment under the equity method. The Company's pro forma equity income in the Upper Deck LLC is based on its share of earnings resulting from annual rental income of $2,639,750, monthly payments of $120,077 on a $15,000,000 debt which bears interest at a rate of 8.43% and a 25-year principal amortization schedule and certain state franchise taxes incurred. The lease has been classified as a direct financing lease for financial reporting purposes. Accordingly, the effect of depreciation is not reflected in earnings. The total purchase price of the properties owned by Upper Deck LLC was $25,654,450. The Company's 50% share of the pro forma share of earnings from the Upper Deck LLC is $690,714 for the year ended December 31, 1995. None of these earnings are reflected in the historical results for the year ended December 31, 1995. As the actual results for the nine-month period ended September 30, 1996 approximate pro forma results, no pro forma adjustment has been made.

     D. The Telos lease provides for annual rent of $1,447,000. For the nine-month period ended September 30, 1996, pro forma rent is $1,085,250 of which $805,186 is included in the historical results of operations. The Company received limited recourse mortgage financing of $6,250,000. The loan provides for monthly payments of principal and interest at a floating rate at the London Inter-Bank Offered Rate ("LIBOR") plus 3.5% per annum and a twenty year amortization schedule. For pro forma purposes, an annual interest rate of 9.0625% has been utilized. At such rate, the pro forma monthly debt service payment is $56,484. For the nine-month period ended September 30, 1996, pro forma interest is $413,386 of which $279,507 is included in the historical results of operations. As the Telos lease is classified as a direct financing lease, no depreciation expense has been presented.

     E. The Lanxide lease provides for annual rent of $1,030,000. For the nine-month period ended September 30, 1996 pro forma rent is $772,500 of which $512,586 is included in the historical results of operations. A first priority mortgage loan on the property of $4,000,000 provides for monthly payments of principal and interest with interest based on the lender's prime rate plus 2% and a 15-year amortization schedule. For pro forma purposes, the monthly payment is $43,598 and is based on a pro forma, the annual interest rate on the loan was 10.25%. A purchase money mortgage loan of $400,000 provides for quarterly payments of principal and interest of $13,126 at 10.25% per annum and is based on a 15-year amortization schedule. For the nine-month period ended September 30, 1996, pro forma interest is $323,855 of which $230,741 is included in the historical results of operations. As the Lanxide lease is classified as a direct financing lease, no depreciation expense has been presented.

     F. The Wal-Mart lease provides for annual rent of $397,226. Included in the historical results of operations for the year ended December 31, 1995 is $353,483 of rental income. Annual depreciation expense on the Wal-Mart property of $83,432 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $3,337,283. Included in the historical results of operations for the year ended December 31, 1995 is $73,003 of depreciation expense. Interest expense on the limited recourse loan on the Wal-Mart property is based on a mortgage loan which had an initial balance of $2,500,000 and provides for monthly payments ($22,223) based on an 18-year amortization schedule and an annual interest rate of 8.23%. Based on the pro forma amortization schedule which assumes the mortgage was obtained on January 1, 1995, pro forma interest is calculated to be $203,398, of which $54,762 is included in the historical results of operations.

     G. The Company purchased the ETEC property in February 1995 with $6,250,000 of limited recourse mortgage financing. In August 1996, the Company entered into a modification agreement with ETEC. Under this agreement, the Company agreed to a reduction in the annual rent and agreed to cancel a portion of the ETEC common stock warrants which were received at the time of the purchase in return for a refunding of $2,633,473 from the initial purchase price of the ETEC property. Such refund was applied as a partial repayment on the $6,250,000 mortgage financing. In connection with the modification agreement, the Company has agreed to fund improvements of up to $9,000,000 for an expansion of the ETEC facility of which $5,000,000 will be provided by a modification of the mortgage financing which has been committed to by the lender.

     For pro forma purposes, adjustments are presented as though the expansion has been completed and the loan has been refinanced on the above terms. Based on completion of the improvements, annual rent will be $2,065,314. For pro forma purposes, annual debt service is based on a mortgage loan of $8,616,527 (based on amount for the initial loan of $6,250,000, additional financing of $5,000,000 and a partial prepayment of $2,633,473), a fixed annual rate of interest of 8.03% and a 13 1/2 year amortization schedule. Actual debt service after the completion of the improvements and the related refinancing due to amortization of loan principal between the initial purchase of the property and the refinancing date.

     Included in the historical results of operations for the year ended December 31, 1995 is $1,210,652 of rental income, accordingly, a pro forma adjustment of $854,662 has been reflected. Annual depreciation of $423,874 is based on a depreciable basis of $16,954,963 and computed on a straight-line basis over 40 years. Included in the historical results of operations for the year ended December 31, 1995 is depreciation expense of $231,622. Pro forma interest expense for the year ended December 31, 1995 is $678,525 of which $498,250 is included in the historical results of operations. Pro forma rent depreciation and interest for the nine-month period ended September 30,1996 is $1,548,986, $317,906 and $458,856 of which $952,824, $190,304 and $346,600, respectively, is included in the historical results of operations.

     H. The Company purchased two Sports & Fitness properties, the first of which was purchased in 1995. The Sports & Fitness lease for the property purchased in 1995 provides for annual rent of $668,000. Included in the historical results of operations for the year ended December 31, 1995 is $374,263 of rental income. Interest expense on the Sports & Fitness property is based on a mortgage loan which had an initial balance of $2,750,000 and provides for monthly payments ($28,385) based on a 15-year amortization schedule and an annual interest rate of 9.3%. Based on the pro forma amortization schedule which assumes the mortgage was obtained on January 1, 1995, pro forma interest is calculated to be $252,037, of which $146,534 is included in the historical results of operations for the year ended December 31, 1995. Annual depreciation expense on the Sports & Fitness property of $94,617 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $3,784,684. Included in the historical results of operations for the year ended December 31, 1995 is $51,251 of depreciation expense.

     I. The NK Lawn & Garden lease provides for annual rent of $816,400. Included in the historical results of operations for the year ended December 31, 1995 is $432,804 of interest income from direct financing leases. Interest expense on the limited recourse loan on the NK Lawn & Garden property is based on a mortgage loan which had an initial balance of $3,500,000 and provides for monthly payments ($29,778) based on a 20-year amortization schedule and an annual interest rate of 8.23%. Based on the pro forma amortization schedule which assumes the mortgage was obtained on January 1, 1995, pro forma interest is calculated to be $285,376 for the period of which $126,023 is included in the historical results of operations for the year ended December 31, 1995. As the NK Lawn & Garden lease has been classified as a direct financing lease for financial reporting purposes, no depreciation expense has been presented.

     J. In July, 1996, the Company completed the construction of properties for Del Monte. The Del Monte lease provides for annual rent of $1,286,250 and $964,688 for the year ended December 31, 1995 and the nine-month period ended September 30, 1996, respectively (of which $321,563 is included in the historical results from the nine-month period). $6,250,000 of debt financing was obtained upon completion of construction of the Del Monte facilities. Interest expense on a $5,500,000 portion of the debt is based on an annual interest rate of 10%, a 20-year amortization and quarterly payments of principal and interest of $159,643. Interest expense on the remaining $750,000 portion of the debt is calculated on the basis of an annual interest rate of 10% (figured on the current interest rate which is indexed to LIBOR), a 20 year amortization and quarterly payments of $21,770. Pro forma interest for the year ended December 31, 1995 and the nine-month period ended September 30, 1996 is $621,162 and $458,813, respectively. For the nine-month period ended September 30, 1996, interest expense of $160,241 is included in the historical results of operations. Annual depreciation of $267,121 is computed on a straight line basis over 40 years and is based on buildings and improvements of $10,684,842 for the nine-month period ended September 30, 1996, pro forma depreciation expense is $200,341 of which $101,659 is included in the historical results of operations.

     K. The Company purchased a second Sports & Fitness property on July 23, 1996. The Sports & Fitness lease provides for annual rent of $694,000. Annual depreciation expense on the Sports & Fitness property of $118,474 is computed on a straight-line basis over 40 years and is based on buildings and improvements of $4,738,967. For the nine-month period ended September 30, 1996, pro forma rent and depreciation is $520,500 and $88,856, respectively, of which $128,976 and $24,685, respectively, have been included in the historical results of operations. Currently, there is no mortgage debt on the property nor has a commitment from a lender for such debt been obtained.

     L. The Celadon lease provides for annual rent of $700,000. Annual depreciation on the Celadon property of $133,010 is computed on a straight-line basis over 40 years and is based on buildings and improvements of $5,320,400. For the nine-month period ended September 30, 1996, pro forma rent and depreciation is $525,000 and $99,758, respectively, of which $23,333 and $5,544, respectively, have been included in the historical results of operations.Currently there is no mortgage debt on the property nor has a commitment from a lender for such debt been obtained.

     M. The Spectrian lease provides for annual rent of $1,925,000. Annual depreciation of $301,830 is computed on a straight-line basis over 40 years and is based on buildings and improvements of $12,073,204.

     N. The Garden Ridge lease provides for current annual rentals of $854,164; however, minimum scheduled rents over the term of the lease result in the straight-lining of rent for financial reporting purposes at an annual amount of $995,764. Annual depreciation of $180,139 is computed on a straight-line basis over 40 years and is based on buildings and improvements of $7,205,548. Interest expense on the limited recourse loan on the Garden Ridge property is based on a $4,600,000 loan at an annual interest rate of 8.72% with monthly payments of principal and interest of $37,725 based on a 25-year amortization schedule.

     O. The Knogo lease provides for annual rent of $524,000. Annual depreciation of $83,037 is computed on a straight-line basis over 40 years and is based on building and improvements of $3,321,480.

     P. The Company accrues interest on its deferred acquisition fee payable to an affiliate of $3,414,098 (based on a payable of $2,800,048 at September 30, 1996 plus deferred fees of $614,050 relating to the Garden Ridge and Spectrian transactions which occurred subsequent to September 30, 1996) accrues at the rate of 7% per annum. Pro forma interest on the deferred acquisition fee for the year ended December 31, 1995 and the nine-months ended September 30, 1996 is $238,987 and $179,240, respectively, of which $106,175 and $126,031, respectively, is included in the historical results of operations.

     The asset management and performance fee payable to the Advisor are both based on 1/2 of 1% of Average Invested Assets of $173,768,835. Average Invested Assets have been determined by the sum of (1) the total basis for directly owned properties and (2) the pro rata basis of all properties which are jointly owned directly or indirectly with affiliates less the noncash component representing deferred acquisition fees payable to an affiliate. Pro forma combined asset management and performance fees for the year ended December 31, 1995 and the nine-months ended September 30, 1995 is $1,737,688 and $1,303,267, respectively, of which $583,959 and $886,456, respectively, are included in the historical results of operations.

     Q. For financial reporting purposes, no depreciation is taken on leases classified as direct financing leases; however, as such leases are classified as operating leases for tax reporting purposes, depreciation is computed for such properties for the purpose of determining REIT taxable income. Depreciation of $828,406 is computed on a straight-line basis over 40 years and is based on buildings and improvements for the six direct financing leases with a combined depreciable basis of $33,136,255.

     R. The Company's reported interest income on its direct financing lease with Big V Supermarkets, Inc. and straight-line adjustment on its operating lease with Garden Ridge is $94,659 and $141,600, respectively, greater than the applicable rental income reported for tax purposes.

     S. The Company's share of taxable income and GAAP income for the Gensia and Best Buy Partnerships is based on the actual amounts reported in Federal income tax returns and audited financial statements. Such difference between GAAP and tax aggregates $222,174. The Company's share of taxable income from the Upper Deck LLC differs from its share of GAAP income due to its classification as a direct financing lease. While depreciation is taken for tax purposes, no depreciation is taken for financial reporting purposes. Depreciation expense which is computed on a straight-line basis over 40 years is based on buildings and improvements with a depreciable basis of $22,350,938. Rental income for tax purposes does not vary from recognition of rental income for financial reporting purposes. The net effect of the depreciation adjustment is $558,773 of which the Company's 50% share is $279,386.

     T. This adjustment consists of depreciation from operating leases as reflected on the pro forma consolidated statement of operations of $1,960,708 and the tax adjustment for depreciation on direct financing leases of $828,406.

     U. The difference between tax basis income from equity investments in general partnerships and the cash available for distribution for the Gensia and Best Buy partnerships' equity investments is based on the difference between amounts reported for Federal income tax purposes and actual cash distributions received by the Company as the Company purchased such interests prior to January 1, 1995. The pro forma adjustment for Upper Deck is as follows:

    GAAP income on a pro forma basis.............................................  $1,381,429
    Less: Principal amortization.................................................    (183,407)
                                                                                   ----------
    Cash available for distribution..............................................  $1,198,022
                                                                                   ==========
    Company's share of cash available............................................  $  599,011
    Company's share of taxable income............................................     411,328
                                                                                   ----------
    Cash available in excess of taxable income...................................  $  187,683
                                                                                   ==========

     V. Principal is deemed to have been paid as follows:

            NK Lawn & Garden.....................................................  $   71,965
            Sports & Fitness.....................................................      88,586
            Etec.................................................................     368,941
            Big V................................................................      37,652
            Del Monte............................................................     104,488
            Wal-Mart.............................................................      63,280
            APBI.................................................................     153,840
            Rheometric...........................................................     504,000
            Telos................................................................     116,152
            Lanxide..............................................................     130,602
            Knogo................................................................      53,691
                                                                                   ----------
            Total................................................................  $1,693,197
                                                                                   ==========

(C)  EXHIBITS

    The following exhibits are filed as part of this Current Report on Form 8-K:

           EXHIBIT NO.                       EXHIBIT
PAGE NO.


             10.1(*) Lease Agreement dated November 19, 1996 by and between SPEC (CA) QRS 12-20, Inc., as Landlord, and Spectrian Corporation, as Tenants.

             10.2(*) Lease Agreement dated December 24, 1996 by and between NOG (NY) QRS 12-23, Inc., as Landlord, and Knogo North America Inc., as Tenants.

             10.3(*) Amendment to Lease dated December 14, 1996 by and between Weeds (OK) QRS 12-22, Inc., as Landlord, and Garden Ridge, L.P., as Tenant.

             10.4(*) Mortgage Assignment of Rents and Security Agreement dated December 27, 1996 between Weeds (OK) QRS 12-22, Inc., Mortgagor, and GMAC Commercial Mortgage Corporation.

-----
*  Will be filed by amendment.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CORPORATE PROPERTY ASSOCIATES 12
                                          INCORPORATED




                                          By: /s/ Michael D. Roberts
                                              --------------------------------
                                               Michael D. Roberts
                                               First Vice President and
                                               Controller




Dated:  January 27, 1997